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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K
                                 Current Report

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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 21, 2004

                Date of Report (Date of earliest event reported)

                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number : 0-13086

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     North Carolina                                      56-1382275
(State of incorporation)                    (I.R.S. Employer Identification No.)

   1501 Highwoods Boulevard, Suite 400
       Greensboro, North Carolina                          27410
(Address of principal executive offices)                 (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)

                           This Form 8-K has 3 pages.

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ITEM 2.02  Results of Operations

     The purpose of this Current Report on Form 8-K is to file FNB Financial Services Corporation's third quarter 2004 earnings release.

ITEM 8.01  Other Event

     The Board of Directors of FNB Financial Services Corporation announced a
16.7 % increase in the quarterly cash dividend to $0.14 per share, from $0.12 per share paid in each of the past four quarters. The increased dividend is payable December 31, 2004 to shareholders of record on December 17, 2004. FNB has paid cash dividends to shareholders in consecutive quarters for more than 28 years.

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EXHIBIT INDEX

Exhibit 99.1  Quarterly Earnings and Dividend Release issued October 21, 2004

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                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FNB FINANCIAL SERVICES CORPORATION
                                                        (Registrant)

                                                 By: /s/ MICHAEL W. SHELTON

                                                     Michael W. Shelton
                                                  Senior Vice President and
                                                  Chief Financial Officer
Date:      October 25, 2004